UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2016

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2016, Yelp Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2016.  A copy of the press release, entitled “Yelp Announces Second Quarter 2016 Financial Results,” is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2016, Geoff Donaker notified the Company’s Board of Directors (the “Board”) of his decision to step down from his position as Chief Operating Officer, effective August 9, 2016.  On August 5, 2016, the Board appointed Joseph Nachman, the Company’s Chief Revenue Officer, to serve as Chief Operating Officer, effective August 9, 2016.

Mr. Donaker will continue to serve as a member of the Board, and entered into a transition agreement (the “Agreement”) with the Company on August 8, 2016, pursuant to which he will remain employed by the Company in an advisory capacity through March 9, 2017.  Under the terms of the Agreement, which is included as Exhibit 10.1 to this Current Report, Mr. Donaker will continue receiving his current base salary ($1.00 annually) and benefits so long as he remains employed by the Company.  Mr. Donaker will thereafter be eligible to receive compensation pursuant to the Company’s non-employee director compensation program, as well as to continue vesting in his outstanding equity awards, for so long as he continues to serve on the Board.

The foregoing is only a brief description of the Agreement, does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Transition Agreement, dated August 8, 2016, by and between Yelp Inc. and Geoff Donaker.
99.1	Press Release, dated August 9, 2016, entitled “Yelp Announces Second Quarter 2016 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 9, 2016	YELP INC.

		By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Transition Agreement, dated August 8, 2016, by and between Yelp Inc. and Geoff Donaker.
99.1	Press Release, dated August 9, 2016, entitled “Yelp Announces Second Quarter 2016 Financial Results.”